UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2025

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
4.500% Senior Notes due 2032	NDAQ32	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Employment Agreement with Adena T. Friedman

On March 11, 2025, Adena T. Friedman, the Chair and Chief Executive Officer of Nasdaq, Inc. (“Nasdaq”) and Nasdaq entered into an employment agreement (the “Friedman Employment Agreement”) relating to the continuation of her role as Chair and Chief Executive Officer of Nasdaq through January 1, 2030 (unless terminated earlier by Nasdaq or Ms. Friedman). The Friedman Employment Agreement supersedes in its entirety Ms. Friedman’s prior employment agreement dated November 19, 2021.

The Friedman Employment Agreement provides for (i) an annual base salary of $1,400,000, (ii) a target annul bonus opportunity of 300% of base salary (“Target Bonus”), (iii) continued eligibility to receive equity awards in accordance with the terms of Nasdaq’s Equity Incentive Plan (the “Equity Plan”) (provided that the target value at the time of grant for Ms. Friedman’s 2025 equity award will not be less than $15,000,000), and (iv) other benefits consistent with those received by other senior executives of Nasdaq.

Pursuant to the terms of the Friedman Employment Agreement, upon termination of her employment by Nasdaq without Cause or by Ms. Friedman for Good Reason (each, a “Qualifying Termination”), Ms. Friedman will receive (i) cash severance in an amount equal to the sum of two times her base salary, two times her Target Bonus and a pro-rata Target Bonus with respect to the year in which the termination occurs, (ii) continued vesting of any outstanding equity awards for 24 months (with performance-based vesting to be based on actual performance), (iii) 18 months continued health and welfare coverage at active employee rates and (iv) a one-time cash payment equal to $45,000 to subsidize the cost of financial and tax services.

The Friedman Employment Agreement further provides that upon a Qualifying Termination that occurs within the period that is six months prior to, or two years following, a change in control (the “CIC Protection Period”), Ms. Friedman will receive a lump sum cash payment in an amount equal to the sum of two times her base salary, two times her Target Bonus and a pro-rata Target Bonus with respect to the year in which the termination occurs and 18 months continued health and welfare coverage at active employee rates. In addition, Ms. Friedman’s outstanding equity awards will fully vest in accordance with the terms of the Equity Plan.

Ms. Friedman may provide the Board of Directors (the “Board”) of Nasdaq 12-months’ advance written notice of her intent to terminate her employment due to retirement, provided that such notice may not be given prior to December 31, 2027 (“Retirement” and, such notice period, the “Retirement Notice Period”). In connection with a Retirement, Ms. Friedman will continue to receive (i) all elements of her compensation package through the end of the Retirement Notice Period, (ii) a pro-rata Target Bonus with respect to the year in which the Retirement occurs, (iii) continued vesting of any outstanding equity awards (with performance-based vesting to be based on actual performance), (iv) 18 months continued health and welfare coverage at active employee rates and (v) a one-time cash payment equal to $45,000 to subsidize the cost of financial and tax services.

The foregoing severance entitlements are subject to the execution of a general release of claims in favor of Nasdaq and continued compliance with post-termination restrictive covenants and Nasdaq’s Continuing Obligations Agreement.

Employment Agreement with Tal Cohen

On March 10, 2025, Tal Cohen, President of Nasdaq and Nasdaq entered into an employment agreement (the “Cohen Employment Agreement”) relating to the continuation of his role as a President of Nasdaq through January 1, 2030 (unless terminated earlier by Nasdaq or Mr. Cohen).

The Cohen Employment Agreement provides for (i) an annual base salary of $750,000, (ii) a target annul bonus opportunity of 200% of base salary (“Target Bonus”), (iii) continued eligibility to receive equity awards in accordance with the terms of the Equity Plan (provided that the target value at the time of grant for Mr. Cohen’s 2025 equity award will be $6,000,000), and (iv) other benefits consistent with those received by other senior executives of Nasdaq. The Cohen Employment Agreement further provides that within 30 days of the effective date of the Cohen Employment Agreement, Mr. Cohen will be granted a one-time equity award (the “One-Time Equity Award”) under the Equity Plan with a target value at the time of grant of $7,000,000. The One-Time Equity Award will be comprised of (i) 50% restricted stock units that vest ratably over three years, subject to Mr. Cohen’s continued employment through each vesting date and (ii) 50% performance-based restricted stock units that will vest on December 31, 2027, subject to Mr. Cohen’s continued employment through the vesting date and the achievement of the performance goals set forth in the applicable award agreement.

Pursuant to the terms of the Cohen Employment Agreement, upon a Qualifying Termination, Mr. Cohen will receive (i) cash severance in an amount equal to the sum of 1.5 times his base salary, 1.5 times his Target Bonus and a pro-rata Target Bonus with respect to the year in which the termination occurs, (ii) continued vesting of any outstanding equity awards for 12 months (with performance-based vesting to be based on actual performance), (iii) 18 months continued health and welfare coverage at active employee rates and (iv) a one-time cash payment equal to $45,000 to subsidize the cost of financial and tax services.

The Cohen Employment Agreement further provides that upon a Qualifying Termination that occurs during the CIC Protection Period, Mr. Cohen will receive a lump sum cash payment in an amount equal to the sum of two times his base salary, two times his Target Bonus and a pro-rata Target Bonus with respect to the year in which the termination occurs and 18 months continued health and welfare coverage at active employee rates. In addition, Mr. Cohen’s outstanding equity awards will fully vest in accordance with the terms of the Equity Plan.

Mr. Cohen may provide the Board 12-months’ advance written notice of his intent to terminate his employment due to retirement, provided that such notice may not be given prior to January 1, 2027 (“Retirement” and, such notice period, the “Retirement Notice Period”). In connection with a Retirement, Mr. Cohen will continue to receive (i) his base salary through the end of the Retirement Notice Period, (ii) a pro-rata Target Bonus with respect to the year in which the Retirement occurs, (iii) continued vesting of any outstanding equity awards granted prior to the commencement of the Retirement Notice Period and pro-rata vesting of any outstanding equity awards granted during the Retirement Notice Period (with performance-based vesting to be based on actual performance), (iv) 18 months continued health and welfare coverage at active employee rates and (v) a one-time cash payment equal to $45,000 to subsidize the cost of financial and tax services.

The foregoing severance entitlements are subject to the execution of a general release of claims in favor of Nasdaq and continued compliance with post-termination restrictive covenants and Nasdaq’s Continuing Obligations Agreement.

Employment Agreement with Bradley J. Peterson

On March 10, 2025, Bradley J. Peterson, Executive Vice President and Chief Information and Chief Technology Officer of Nasdaq and Nasdaq entered into a new employment agreement (the “Peterson Employment Agreement”) relating to the continuation of his role as Chief Information and Chief Technology Officer of Nasdaq through January 1, 2028 (unless terminated earlier by Nasdaq or Mr. Peterson). The Peterson Employment Agreement supersedes in its entirety Mr. Peterson’s prior employment agreement dated June 22, 2022.

The Peterson Employment Agreement provides for (i) an annual base salary of $650,000, (ii) a target annul bonus opportunity of 175% of base salary (“Target Bonus”), (iii) continued eligibility to receive equity awards in accordance with the terms of the Equity Plan (provided that the target value at the time of grant for Mr. Peterson’s 2025 equity award will be $3,200,000), and (iv) other benefits consistent with those received by other senior executives of Nasdaq.

Pursuant to the terms of the Peterson Employment Agreement, upon a Qualifying Termination, Mr. Peterson will receive (i) a pro-rata Target Bonus with respect to the year in which the termination occurs, (ii) continued vesting of any outstanding equity awards (with performance-based vesting to be based on actual performance), (iii) 18 months continued health and welfare coverage at active employee rates and (iv) a one-time cash payment equal to $45,000 to subsidize the cost of financial and tax services.

The Peterson Employment Agreement further provides that upon a Qualifying Termination that occurs during the CIC Protection Period, Mr. Peterson will receive a lump sum cash payment in an amount equal to the sum of two times his base salary, one times his Target Bonus and a pro-rata Target Bonus with respect to the year in which the termination occurs and 18 months continued health and welfare coverage at active employee rates. In addition, Mr. Peterson’s outstanding equity awards will fully vest in accordance with the terms of the Equity Plan.

Mr. Peterson may provide the Board 12-months’ advance written notice of his intent to terminate his employment due to retirement, provided that such notice may not be given prior to December 31, 2026 (“Retirement” and, such notice period, the “Retirement Notice Period”). In connection with a Retirement, Mr. Peterson will continue to receive (i) his base salary through the end of the term and his Target Bonus for 2027, without proration, (ii) continued vesting of any outstanding equity awards granted prior to the commencement of the Retirement Notice Period and pro-rata vesting of any outstanding equity awards granted during the Retirement Notice Period (with performance-based vesting to be based on actual performance), (iii) 18 months continued health and welfare coverage at active employee rates and (iv) a one-time cash payment equal to $45,000 to subsidize the cost of financial and tax services.

The foregoing severance entitlements are subject to the execution of a general release of claims in favor of Nasdaq and continued compliance with post-termination restrictive covenants and Nasdaq’s Continuing Obligations Agreement.

* * *

The foregoing summary of the material terms of each of the Friedman Employment Agreement, Cohen Employment Agreement and Peterson Employment Agreement described above does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each agreement, a copy of which will be filed with Nasdaq’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the respective employment agreement described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2025	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer